Mercantile Bank Corporation

2024 Annual Meeting

May 2024



Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipates,” “intends,” “plans,” “goal,” “seeks,” “believes,” “projects,” “estimates,” “expects,” “indicates,” “strategy,” “future,” “is likely,” “may,” “should,” “will,” and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; the transition from LIBOR to SOFR; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2023, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Strategic Areas of Focus

Client Experience

- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

Growth

- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

People & Culture

- Weave DEI principles throughout organization
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Bank's impact on the communities it serves

Efficiency

- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

Risk Management

- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand Enterprise Risk Management practices, monitoring, and reporting

Performance Highlights

First Quarter Highlights

Net Interest Margin	Commercial Loan Growth (Annualized)	Non-Performing Assets/ Total Assets*	Tang. Equity/ Tang. Assets*	Total Risk-Based Capital Ratio*
3.74%	1.7%	0.11%	9.0%	14.1%

		Three Months Ended	
		March 31, 2023	March 31, 2024
Net Income	$	20,974,000	**21,562,000**
Basic earnings per share	$	$1.31	**$1.34**
Diluted earnings per share	$	$1.31	**$1.34**
Average basic shares outstanding		15,996,138	**16,118,858**
Average diluted shares outstanding		15,996,138	**16,118,858**

*As of March 31, 2024.

Loan to Deposit Ratio*



120%
100%
80%
60%
40%
20%
0%
$5,000
$4,000
$3,000
$2,000
$1,000
$0
In millions
March 31, 2020
110%
December 31, 2023
110%
March 31, 2024
108%
Ratio of Retail Loans to Total Loans: 15%
Ratio of Retail Loans to Total Loans: 21%
December 31, 2021
85%
Increase in PPP loans leading to an increase in deposit balances and Federal Reserve deposits
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
Loan to Deposit Ratio
Total Loans
Federal Reserve Deposits
Total Deposits

*Reflects end of quarter balances.

Net Interest Margin

Stable net interest margin

- Proactive balance sheet management strategies such as matched funding fixed rate loans and commercial loan back-to-back interest rate swap program


2.6%
2.9%
3.6%
4.3%
4.3%
4.1%
4.0%
3.9%
3.7%
1st Qtr 2022
2nd Qtr 2022
3rd Qtr 2022
4th Qtr 2022
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024
Net Interest Margin

	1st Qtr 2022	2nd Qtr 2022	3rd Qtr 2022	4th Qtr 2022	1st Qtr 2023	2nd Qtr 2023	3rd Qtr 2023	4th Qtr 2023	1st Qtr 2024
Earning Asset Yields:									
Loans	3.87%	3.97%	4.56%	5.49%	5.90%	6.19%	6.37%	6.53%	6.65%
Investments	1.52%	1.68%	1.79%	1.91%	1.95%	2.00%	2.13%	2.18%	2.20%
Other	0.19%	0.76%	2.15%	3.60%	4.18%	4.88%	5.26%	5.31%	5.35%
Total Earning Assets	2.99%	3.32%	4.04%	4.95%	5.35%	5.61%	5.78%	5.95%	6.06%
Cost of Funds:									
Deposits	0.19%	0.19%	0.24%	0.42%	0.87%	1.36%	1.67%	1.94%	2.25%
Borrowed Funds	1.82%	1.90%	1.99%	2.13%	2.51%	2.90%	2.98%	3.15%	3.51%
Total Earning Assets	0.42%	0.44%	0.48%	0.65%	1.07%	1.56%	1.80%	2.03%	2.32%
Net Interest Margin	2.57%	2.88%	3.56%	4.30%	4.28%	4.05%	3.98%	3.92%	3.74%

Noninterest Income

Notable increase in treasury management fees, and growth in mortgage banking income, private equity investment income, and bank-owned life insurance income


$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
1Q23
2Q23
3Q23
4Q23
1Q24
Other income
Payroll services
Mortgage banking income
Service charges on accounts
Earnings on bank owned life insurance
Interest rate swap income
Credit and debit card income

Noninterest Expense

51%*
Efficiency
Ratio

Stable Cost Structure and Efficiency Ratio



$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
55%
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1Q23
2Q23
3Q23
4Q23
1Q24
Other expense
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio

*As of March 31, 2024.

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite loans and strength of borrowers
- Continuing to build reserve: 11 bps increase from the 1Q 2023 to 1Q 2024



Average Loans (in millions)
$3,928
$4,018
$4,054
$4,184
$4,299
1st Qtr 2023
2nd Qtr 2023
3rd Qtr 2023
4th Qtr 2023
1st Qtr 2024

Asset Quality Metrics

($ in thousands)		1st Qtr 2023	2nd Qtr 2023	3rd Qtr 2023	4th Qtr 2023	1st Qtr 2024
Gross loan charge-offs	$	100	500	200	100	0
Recoveries	$	100	300	200	200	400
Net loan charge-offs (recoveries)	$	0	200	0	(100)	(400)
Net loan charge-offs (recoveries) to average loans		0	0.02%	0	(0.01%)	(0.04%)
Provision for credit losses	$	600	2,000	3,300	1,800	1,300
Allowance for credit losses	$	42,900	44,700	48,000	49,900	51,600
Allowance to loans		1.08%	1.10%	1.17%	1.16%	1.19%
Nonperforming loans	$	7,800	2,100	5,900	3,400	6,000
Other real estate/repossessed assets	$	700	700	100	200	200
Nonperforming loans to total loans		0.20%	0.05%	0.14%	0.08%	0.14%
Nonperforming assets to total assets		0.17%	0.05%	0.11%	0.07%	0.11%